UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K
__________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

                         West Virginia                                                                 0-16587                                                        55-0672148
                                   (State or other jurisdiction                                      (Commission File Number)                                    (IRS Employer
                                        of incorporation)                                                                                                                                        Identification No.)

300 North Main Street, Moorefield, West Virginia  26836
(Address of principal executive offices)                      (Zip Code)

Registrant’s telephone number, including area code:  (304) 530-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 16, 2013 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.	To elect six (6) directors to serve until the Annual Meeting in 2016;

ii.	To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers;

iii.	To approve a non-binding advisory proposal on the frequency of futures votes on the compensation of the Company’s named executive officers;

iv.	To ratify the selection of Arnett Foster Toothman, PLLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2013; and

v.	To transact such other business as may properly come before the Meeting.

(b)
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 7,437,472 shares of which 5,530,066 shares representing 74.4% were present at the meeting either in person or by proxy.  The holders of common stock of the Company voted on four proposals.  No other business was brought before the meeting.

The results of the voting on the four proposals were as follows:

(i)	Proposal 1 – To elect six (6) directors to serve until the Annual Meeting in 2016.

The following directors were elected:

	VOTES FOR	VOTES WITHELD	ABSTENTIONS	BROKER NON-VOTES
Oscar M. Bean	4,366,595	239,855	-	923,616
Dewey F. Bensenhaver	4,487,881	118,569	-	923,616
John W. Crites	4,430,785	175,665	-	923,616
James P. Geary, II	4,350,635	255,815	-	923,616
Phoebe F. Heishman	4,474,033	132,417	-	923,616
Charles S. Piccirillo	4,514,850	91,600	-	923,616

(ii)	Proposal 2 – To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
4,197,499	300,423	108,528	923,616

(iii)	Proposal 3 – To approve a non-binding advisory proposal on the frequency of futures votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
851,914	94,570	3,545,928	114,038	923,616

    In light of the shareholders’ recommendation of a frequency for future votes on the compensation of the Company’s named executive officers of three years, at this time, the Company plans on conducting a shareholder vote every three years regarding the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers.

(iv)	Proposal 4 – To ratify the selection of Arnett Foster Toothman, PLLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2013:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
5,432,108	42,794	55,164	-

Item 8.01 Other Events.

The Company is furnishing its presentation delivered at its 2013 Annual Meeting on Thursday, May 16, 2013 (the "Presentation to 2013 Annual Meeting of Shareholders"). The Presentation to 2013 Annual Meeting of Shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The disclosure of the Presentation to 2013 Annual Meeting of Shareholders on this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Presentation to 2013 Annual Meeting of Shareholders or its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The Presentation to 2013 Annual Meeting of Shareholders is available on the Company's website at www.summitfgi.com.  The Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.           Description

99.1                       The Presentation to 2013 Annual Meeting of Shareholders, delivered at the Company's Annual Meeting of shareholders on May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SUMMIT FINANCIAL GROUP, INC.

               Date:           May 17, 2013                                                                                                  By:  /s/ Julie R. Cook
                             Julie R. Cook
                                                                                                                                             Vice President and Chief Accounting Officer